                                                                 EXHIBIT 10.T


[LOGO]                                                         Chemical Bank

                                PROMISSORY NOTE
                                                              Melville, N.Y.
                                                        --------------------

$    500,000.00                                                 July 3, 1995
------------------------                                   -----------------


          On OCTOBER 2, 1995 (insert specific date or "DEMAND") for value received, the undersigned hereby promises to pay to the order of CHEMICAL BANK (hereinafter the "Bank") at its offices at 395 N. SERVICE RD. MELVILLE, N.Y. FIVE HUNDRED THOUSAND AND NO/100************************************ DOLLARS
with interest payable on ____________________________ (specific date) and the __________ day of each ______________________ (quarter, month, etc.) thereafter
(and at maturity) at a per annum rate of 2% above the Bank's Prime Rate (which shall be the rate of interest as is publicly announced at the Bank's principal office from time to time as its Prime Rate), adjusted as of the date of each such change. The foregoing rate shall be computed for the actual number of days elapsed on the basis of a 360-day year, but in no event shall be higher than the maximum permitted under applicable law. Interest on any past due amount, whether at the due date thereof or by acceleration, shall be paid at a rate of one percent per annum in excess of the above stated rate, but in no event higher than the maximum permitted under applicable law. Time for payment extended by law shall be included in the computation of interest.

       The undersigned hereby grants to the Bank a lien on, security interest in and right of set-off against all moneys, securities and other property of the undersigned and the proceeds thereof now or hereafter delivered to remain with or in transit in any manner to the Bank, its correspondents or its agents from or for the undersigned, whether for safekeeping, custody, pledge, transmission, collection or for any other purpose, or coming into possession, control or custody of the Bank, Chemical Securities, Inc., or any other affiliate of the Bank in any way, and, also, any balance of any deposit account and credits of the undersigned with, and any other claims of the undersigned against, the Bank, Chemical Securities, Inc., or any other affiliate of the Bank at any time existing (all of which are hereinafter collectively called "Collateral"), as collateral security for the payment of this note and all other liabilities and obligations now or hereafter owed by the undersigned to the Bank, contracted with or acquired by the Bank, whether joint, several, direct, indirect, absolute, contingent, secured, unsecured, matured or unmatured (all of which are hereafter collectively called "Liabilities"), hereby authorizing the Bank at any time or times, without notice or demand, to apply any such Collateral or any proceeds thereof to any of such Liabilities in such amounts as it in its sole discretion may select, either contingent, unmatured or otherwise and whether any other collateral security therefor is deemed adequate or not. Undersigned authorizes the Bank to deliver to others a copy of this note as written notification of the undersigned's transfer of a security interest in the Collateral. The Bank further is authorized at any time or times, without demand or notice to the undersigned, to transfer to or register in the name of its nominee or nominees all or any part of the Collateral and to exercise any and all rights, power and privileges (except that prior to an Event of Default the Bank shall not have the right to vote or to direct the voting of any Collateral). The collateral security and other rights described herein shall be in addition to any other collateral security described in any separate agreement executed by the undersigned.

     In the event of: default in the prompt payment of any Liabilities; default in any other indebtedness of the undersigned (which, for the purposes of this sentence, means the undersigned or any guarantor, surety or endorser of, or any person or entity which has pledged any of its property to secure, any Liabilities); complete or partial liquidation or suspension of any business of the undersigned; dissolution, merger, consolidation or reorganization of the undersigned; death of or loss of employment by an individual or any member of any partnership (if the undersigned is an individual or a partnership); failure to furnish any financial information or to permit inspection of any books or records at the Bank's request; a representation, warranty or statement of the undersigned proving false in any material respect when made or furnished; general assignment for the benefit of creditors or insolvency of the undersigned; commencement of any proceeding supplementary to any execution relating to any judgment against the undersigned; attachment, distraint, levy, execution or final judgment against the undersigned or against the property of the undersigned; assignment by the undersigned of any equity in any of the Collateral without the written consent of the Bank; appointment of a receiver, conservator, rehabilitator or similar officer for the undersigned, or for any property of the undersigned; tax assessment by the United States Government or any state or political subdivision thereof against the undersigned; the taking of possession of, or assumption of control over, all or any substantial part of the property of the undersigned by the United States Government, or any state or political subdivision thereof, foreign government (de facto or de jure) or any agency of any thereof; calling of a meeting of creditors, assignment for the benefit of creditors or bulk sale or notice thereof; any mortgage, pledge of or creation of a security interest in any assets without the consent of the holder of this note; filing of a petition in bankruptcy, commencement of any proceeding under any bankruptcy or debtor's law (or similar law analogous in purpose or effect) for the relief, reorganization, composition, extension, arrangement or readjustment of any of the obligations by or against the undersigned; then, and in any of those events (each, an "Event of Default"), all Liabilities, although otherwise unmatured or contingent, shall forthwith become due and payable without notice or demand and notwithstanding anything to the contrary contained herein or in any other instrument. Further, acceptance of any payments shall not waive or affect any prior demand or acceleration of these Liabilities, and each such payment made shall be applied first to the payment of accrued interest, then to the aggregate unpaid principal or otherwise as determined by the Bank in its sole discretion. The undersigned hereby irrevocably consents to the in personam jurisdiction of the federal and/or state courts located within the State of New York over controversies arising from or relating to this note or the Liabilities and IRREVOCABLY WAIVES TRIAL BY JURY and the right to interpose any counterclaim or offset of any nature in any such litigation. The undersigned further irrevocably waives presentment, demand, protest, notice of dishonor and all other notices or demands of any kind in connection with this note or any Liabilities. The undersigned shall be jointly and severally liable hereon.

     The Bank may, at its option, at any time when in the judgment of the Bank the Collateral is inadequate or the Bank deems itself insecure, or upon or at any time after the occurrence of an Event of Default, proceed to enforce payment of the same and exercise any of or all the rights and remedies afforded the Bank by the Uniform Commercial Code (the "Code") or otherwise possessed by the Bank. Any requirement of the Code for reasonable notice to the undersigned shall be deemed to have been complied with if such notice is mailed, postage prepaid, to the undersigned and such other persons entitled to notice, at the addresses shown on the records of the Bank at least four (4) days prior to the time of sale, disposition or other event requiring notice under the Code.

     The undersigned agrees to pay to the Bank, as soon as incurred, all costs and expenses incidental to the care, preservation, processing, sale or collection of or realization upon any of or all the Collateral or incurred in connection with the enforcement or collection of this note, or in any way relating to the rights of the Bank hereunder, including reasonable inside or outside counsel fees and expenses. Each and every right and remedy hereby granted to the Bank or allowed to it by law shall be cumulative and not exclusive and each may be exercised by the Bank from time to time and as often as may be necessary.

The undersigned shall have the sole responsibility for notifying the Bank in writing that the undersigned wishes to take advantage of any redemption, conversion or other similar right with respect to any of the Collateral. The Bank may release any party (including any partner or any undersigned) without notice to any of the undersigned, whether as co-makers, endorsers, guarantors, sureties, assigns or otherwise, without affecting the liability of any of the undersigned hereof or any partner of any undersigned hereof.

       Upon any transfer of this note, the undersigned hereby waiving notice of any such transfer, the Bank may deliver the Collateral or any part thereof to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to the Bank with respect thereto and the Bank shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but the Bank shall retain all rights hereby given to it with respect to any Liabilities and Collateral not so transferred. No modification or waiver of any of the provisions of this note shall be effective unless in writing, signed by the Bank, and only to the extent therein set forth; nor shall any such waiver be applicable except in the specific instance for which given. This agreement sets forth the entire understanding of the parties, and the undersigned acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist in regard to the obligations hereunder, except those specifically set forth herein.

       If the undersigned is a partnership, the agreement herein contained shall remain in force and applicable, notwithstanding any changes in the individuals composing the partnership or any release of any partner or partners and their partners shall not thereby be released from any liability. If this note is signed by more than one party, the terms "undersigned", as used herein, shall include mean the "undersigned and each of them" and each undertaking herein contained shall be their joint and several undertaking, provided, however, that in the phrases "of the undersigned", "by the undersigned", "against the undersigned", "for the undersigned", "to the undersigned", and "on the undersigned", the term "undersigned" shall mean the "undersigned or any of them"; and the Bank may release or exchange any of the Collateral belonging to any of the parties hereto and it may renew or extend any of the liabilities of any of them and may make additional advances or extensions of credit to any of them or release or fail to set off any deposit account or credit to any of them or grant other indulgences to any of them, all from time to time, before or after maturity hereof, with or without further notice to or assent form any of the other parties hereto. Each reference herein to the Bank shall be deemed to include its successors, endorsees and assigns, in whose favor the provisions hereof shall also inure. Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions hereof.

       The provisions of this note shall be construed and interpreted and all rights and obligations hereunder determined in accordance with the laws of the State of New York, and, as to interest rates, applicable Federal law.

NAPCO SECURITY SYSTEMS, INC.            NAPCO SECURITY SYSTEMS, INC.

/s/ Kevin S. Buchel                       /s/ Kenneth Rosenberg
------------------------------------    ------------------------------------
Sr. V.P. of Operations and Finance           President
Address:  333 Bayview Avenue            Address: 333 Bayview Avenue
          --------------------------             ---------------------------
          Amityville, NY 11701                   AMITYVILLE, NY  11701

[LOGO]
                                                                   Chemical Bank

                                PROMISSORY NOTE



                                                                    Melville, NY
                                                                ----------------

$ 500,000.00                                                       April 3, 1995
  -------------------                                          -----------------

On July 3, 1995 (insert specific date or "DEMAND"), for value received, the undersigned hereby promises to pay to the order of CHEMICAL BANK (hereinafter
the "Bank") at its offices at 395 N. Service Rd. Melville, N.Y.   FIVE HUNDRED
THOUSAND AND NO/100*********************************** DOLLARS  with interest payable on _______________________________________ (specific  date) and the__________ day of each _____________________ (quarter, month,  etc.)
thereafter (and at maturity) at a per annum rate of 2% above the Bank's Prime
Rate (which shall be the rate of interest as is publicly announced at   the
Bank's principal office from time to time as its Prime Rate), adjusted as of the date of each such change. The foregoing rate shall be computed for the actual number of days elapsed on the basis of a 360-day year, but in no event shall be higher than the maximum permitted under applicable law. Interest on any past due amount, whether at the due date thereof or by acceleration, shall be paid at a rate of one percent per annum in excess of the above stated rate, but in no event higher than the maximum permitted under applicable law. Time for payment extended by law shall be included in the computation of interest.

      The undersigned hereby grants to the Bank a lien on, security interest in and right of set-off against all moneys, securities and other property of the undersigned and the proceeds thereof now or hereafter delivered to remain with or in transit in any manner to the Bank, its correspondents or its agents from or for the undersigned, whether for safekeeping, custody, pledge, transmission, collection or for any other purpose, or coming into possession, control or custody of the Bank, Chemical Securities, Inc., or any other affiliate of the Bank in any way, and, also, any balance of any deposit account and credits of the undersigned with, and any other claims of the undersigned against, the Bank, Chemical Securities, Inc., or any other affiliate of the Bank at any time existing (all of which are hereinafter collectively called "Collateral"), as collateral security for the payment of this note and all other liabilities and obligations now or hereafter owed by the undersigned to the Bank, contracted with or acquired by the Bank, whether joint, several, direct, indirect, absolute, contingent, secured, unsecured, matured or unmatured (all of which are hereafter collectively called "Liabilities"), hereby authorizing the Bank at any time or times, without notice or demand, to apply any such Collateral or any proceeds thereof to any of such Liabilities in such amounts as it in its sole discretion may select, either contingent, unmatured or otherwise and whether any other collateral security therefor is deemed adequate or not. Undersigned authorizes the Bank to deliver to others a copy of this note as written notification of the undersigned's transfer of a security interest in the Collateral. The Bank further is authorized at any time or times, without demand or notice to the undersigned, to transfer to or register in the name of its nominee or nominees all or any part of the Collateral and to exercise any and all rights, power and privileges (except that prior to an Event of Default the Bank shall not have the right to vote or to direct the voting of any Collateral). The collateral security and other rights described herein shall be in addition to any other collateral security described in any separate agreement executed by the undersigned.

      In the event of: default in the prompt payment of any Liabilities; default in any other indebtedness of the undersigned (which, for the purposes of this sentence, means the undersigned or any guarantor, surety or endorser of, or any person or entity which has pledged any of its property to secure, any Liabilities); complete or partial liquidation or suspension of any business of the undersigned; dissolution, merger, consolidation or reorganization of the undersigned; death of or loss of employment by an individual or any member of any partnership (if the undersigned is an individual or a partnership), failure to furnish any financial information or to permit inspection of any books or records at the Bank's request; a representation, warranty or statement of the undersigned proving false in any material respect when made or furnished; general assignment for the benefit of creditors or insolvency of the undersigned; commencement of any proceeding supplementary to any execution relating to any judgment against the undersigned; attachment, distraint, levy, execution or final judgment against the undersigned or against the property of the undersigned; assignment by the undersigned of any equity in any of the Collateral without the written consent of the Bank; appointment of a receiver, conservator, rehabilitator or similar officer for the undersigned, or for any property of the undersigned; tax assessment by the United States Government or any state or political subdivision thereof against the undersigned; the taking of possession of, or assumption of control over, all or any substantial part of the property of the undersigned by the United States Government, or any state or political subdivision thereof, foreign government (de facto or de jure) or any agency of any thereof; calling of a meeting of creditors, assignment for the benefit of creditors or bulk sale or notice thereof; any mortgage, pledge of or creation of a security interest in any assets without the consent of the holder of this note; filing of a petition in bankruptcy, commencement of any proceeding under any bankruptcy or debtor's law (or similar law analogous in purpose or effect) for the relief, reorganization, composition, extension, arrangement or readjustment of any of the obligations by or against the undersigned; then, and in any of those events (each, an "Event of Default"), all Liabilities, although otherwise unmatured or contingent, shall forthwith become due and payable without notice or demand and notwithstanding anything to the contrary contained herein or in any other instrument. Further, acceptance of any payments shall not waive or affect any prior demand or acceleration of these Liabilities, and each such payment made shall be applied first to the payment of accrued interest, then to the aggregate unpaid principal or otherwise as determined by the Bank in its sole discretion. The undersigned hereby irrevocably consents to the in personam jurisdiction of the federal and/or state courts located within the State of New York over controversies arising from or relating to this note or the Liabilities and IRREVOCABLY WAIVES TRIAL BY JURY and the right to interpose any counterclaim or offset of any nature in any such litigation. The undersigned further irrevocably waives presentment, demand, protest, notice of dishonor and all other notices or demands of any kind in connection with this note or any Liabilities. The undersigned shall be jointly and severally liable hereon.

     The Bank may, at its option, at any time when in the judgment of the Bank the Collateral is inadequate or the Bank deems itself insecure, or upon or at any time after the occurrence of an Event of Default, proceed to enforce payment of the same and exercise any of or all the rights and remedies afforded the Bank by the Uniform Commercial Code (the "Code") or otherwise possessed by the Bank. Any requirement of the Code for reasonable notice to the undersigned shall be deemed to have been complied with if such notice is mailed, postage prepaid, to the undersigned and such other persons entitled to notice, at the addresses shown on the records of the Bank at least four (4) days prior to the time of sale, disposition or other event requiring notice under the Code.

     The undersigned agrees to pay to the Bank, as soon as incurred, all costs and expenses incidental to the care, preservation, processing, sale or collection of or realization upon any of or all the Collateral or incurred in connection with the enforcement or collection of this note, or in any way relating to the rights of the Bank hereunder, including reasonable inside or outside counsel fees and expenses. Each and every right and remedy hereby granted to the Bank or allowed to it by law shall be cumulative and not exclusive and each may be exercised by the Bank from time to time and as often as may be necessary.

The undersigned shall have the sole responsibility for notifying the Bank in writing that the undersigned wishes to take advantage of any redemption, conversion or other similar right with respect to any of the Collateral. The Bank may release any party (including any partner or any undersigned) without notice to any of the undersigned, whether as co-makers, endorsers, guarantors, sureties, assigns or otherwise, without affecting the liability of any of the undersigned hereof or any partner of any undersigned hereof.

       Upon any transfer of this note, the undersigned hereby waiving notice of any such transfer, the Bank may deliver the Collateral or any part thereof to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to the Bank with respect thereto and the Bank shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but the Bank shall retain all rights hereby given to it with respect to any Liabilities and Collateral not so transferred. No modification or waiver of any of the provisions of this note shall be effective unless in writing, signed by the Bank, and only to the extent therein set forth; nor shall any such waiver be applicable except in the specific instance for which given. This agreement sets forth the entire understanding of the parties, and the undersigned acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist in regard to the obligations hereunder, except those specifically set forth herein.

       If the undersigned is a partnership, the agreement herein contained shall remain in force and applicable, notwithstanding any changes in the individuals composing the partnership or any release of any partner or partners and their partners shall not thereby be released from any liability. If this note is signed by more than one party, the terms "undersigned", as used herein, shall include mean the "undersigned and each of them" and each undertaking herein contained shall be their joint and several undertaking, provided, however, that in the phrases "of the undersigned", "by the undersigned", "against the undersigned", "for the undersigned", "to the undersigned", and "on the undersigned", the term "undersigned" shall mean the "undersigned or any of them"; and the Bank may release or exchange any of the Collateral belonging to any of the parties hereto and it may renew or extend any of the liabilities of any of them and may make additional advances or extensions of credit to any of them or release or fail to set off any deposit account or credit to any of them or grant other indulgences to any of them, all from time to time, before or after maturity hereof, with or without further notice to or assent form any of the other parties hereto. Each reference herein to the Bank shall be deemed to include its successors, endorsees and assigns, in whose favor the provisions hereof shall also inure. Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions hereof.

       The provisions of this note shall be construed and interpreted and all rights and obligations hereunder determined in accordance with the laws of the State of New York, and, as to interest rates, applicable Federal law.

NAPCO SECURITY SYSTEMS, INC.

/s/ Kevin S. Buchel                      /s/ Kenneth Rosenberg
------------------------------------    ---------------------------------
Kevin S. Buchel, Sr. V.P. Operations      Kenneth Rosenberg, President
                 & Finance
Address:  333 Bayview Avenue             Address:   333 Bayview Avenue
        ----------------------------             ------------------------
          Amityville, NY 11707                      Amityville, NY  11701